Pension and Other Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2011
Pension and Other Postretirement Benefit Plans
Pension and Other Postretirement Benefit Plans [Text Block]

Note 9 — Pension and Other Postretirement Benefit Plans

  Pension and Other Postretirement Benefit Plans

The Company and certain of its subsidiaries provide pension, health care and life insurance defined benefits to eligible retired employees, spouses and other eligible dependents through various domestic and foreign plans. The effect of its foreign pension and other postretirement benefit plans is immaterial to the Company's results of operations, liquidity and financial position. Effective July 1, 2009, the Company froze its primary domestic defined benefit pension plans. A curtailment of benefits occurred as a result of this action since it eliminated the accrual of benefits for the future service of active employees enrolled in these domestic pension plans. Accordingly, the Company recognized a pre-tax curtailment gain of $46 million ($30 million after-tax) in 2009.

The Company measures the assets and liabilities of its domestic pension and other postretirement benefit plans as of December 31. The following table summarizes the projected benefit obligations and assets related to the Company's domestic and international pension and other postretirement benefit plans as of, and for the year ended, December 31:

	Pension		Other Postretirement
	Benefits		Benefits
(In millions)	2011	2010	2011	2010
Change in benefit obligation
Benefit obligation, January 1	$4,691	$4,363	$444	$419
Service cost	2	2	2	1
Interest cost	228	240	20	22
Loss from past experience	453	379	16	36
Benefits paid from plan assets	(273)	(258)	(2)	(2)
Benefits paid - other	(34)	(35)	(28)	(32)
Benefit obligation, December 31	5,067	4,691	452	444
Change in plan assets
Fair value of plan assets, January 1	3,163	2,850	23	24
Actual return on plan assets	156	357	1	1
Benefits paid	(273)	(258)	(2)	(2)
Contributions	252	214	-	-
Fair value of plan assets, December 31	3,298	3,163	22	23
Funded Status	$(1,769)	$(1,528)	$(430)	$(421)

The postretirement benefits liability adjustment included in accumulated other comprehensive loss consisted of the following as of December 31:

	Pension		Other
	Benefits		Postretirement Benefits
(In millions)	2011	2010	2011	2010
Unrecognized net gain (loss)	$(2,331)	$(1,805)	$(30)	$(14)
Unrecognized prior service cost	(5)	(5)	35	51
Postretirement benefits liability adjustment	$(2,336)	$(1,810)	$5	$37

During 2011, the Company's postretirement benefits liability adjustment increased by $558 million pre-tax ($360 million after-tax) resulting in a decrease to shareholders' equity. The increase in the liability was primarily due to a decrease in the discount rate and actual investment returns significantly less than expected in 2011.

Pension benefits. The Company's pension plans were underfunded by $1.8 billion in 2011 and $1.5 billion in 2010 and had related accumulated benefit obligations of $5.1 billion as of December 31, 2011 and $4.7 billion as of December 31, 2010.

The Company funds its qualified pension plans at least at the minimum amount required by the Employee Retirement Income Security Act of 1974 and the Pension Protection Act of 2006. For 2012, the Company expects to make minimum required and voluntary contributions totaling approximately $250 million. Future years' contributions will ultimately be based on a wide range of factors including but not limited to asset returns, discount rates, and funding targets.

Components of net pension cost for the years ended December 31 were as follows:

(In millions)	2011	2010	2009
Service cost	$2	$2	$43
Interest cost	228	240	250
Expected long-term return on plan assets	(267)	(253)	(239)
Amortization of:
Net loss from past experience	38	28	34
Prior service cost	-	-	(4)
Curtailment	-	-	(46)
Net pension cost	$1	$17	$38

The Company expects to recognize pre-tax losses of $59 million in 2012 from amortization of past experience. This estimate is based on a weighted average amortization period for the frozen and inactive plans of approximately 29 years, as this period is now based on the average expected remaining life of plan participants.

Other postretirement benefits. Unfunded retiree health benefit plans had accumulated benefit obligations of $302 million at December 31, 2011, and $296 million at December 31, 2010. Retiree life insurance plans had accumulated benefit obligations of $150 million as of December 31, 2011 and $148 million as of December 31, 2010.

Components of net other postretirement benefit cost for the years ended December 31 were as follows:

(In millions)	2011	2010	2009
Service cost	$2	$1	$1
Interest cost	20	22	24
Expected long-term return on plan assets	(1)	(1)	(1)
Amortization of:
Net gain from past experience	-	-	(5)
Prior service cost	(16)	(18)	(18)
Net other postretirement benefit cost	$5	$4	$1

The Company expects to recognize in 2012 pre-tax gains of $12 million related to amortization of prior service cost and no pre-tax losses from amortization of past experience. The original amortization period is based on an average remaining service period of active employees associated with the other postretirement benefit plans of approximately 9 years. The weighted average remaining amortization period for prior service cost is approximately 2.5 years.

The estimated rate of future increases in the per capita cost of health care benefits is 8% in 2012, decreasing by 0.5% per year to 5% in 2018 and beyond. This estimate reflects the Company's current claim experience and management's estimate that rates of growth will decline in the future. A 1% increase or decrease in the estimated rate would have changed 2011 reported amounts as follows:

(In millions)	Increase	Decrease
Effect on total service and interest cost	$1	$(1)
Effect on postretirement benefit obligation	$13	$(11)

Plan assets. The Company's current target investment allocation percentages (37% equity securities, 30% fixed income, 15% securities partnerships, 10% hedge funds and 8% real estate) are developed by management as guidelines, although the fair values of each asset category are expected to vary as a result of changes in market conditions. The pension plan asset portfolio has been most heavily weighted towards equity securities, consisting of domestic and international investments, in an effort to earn a higher rate of return on pension plan investments over the long-term payout period of the pension benefit obligations. During 2011, the Company modified its target investment allocations, reducing the target allocation to equity securities and increasing allocations to fixed income and other alternative investments, including hedge funds. The further diversification of the pension plan assets from equity securities into other investments is intended to mitigate the volatility in returns, while also providing adequate liquidity to fund benefit distributions.

As of December 31, 2011, pension plan assets included $3.0 billion invested in the separate accounts of Connecticut General Life Insurance Company (“CGLIC”) and Life Insurance Company of North America, which are subsidiaries of the Company, as well as an additional $0.4 billion invested directly in funds offered by the buyer of the retirement benefits business.

The fair values of plan assets by category and by the fair value hierarchy as defined by GAAP are as follows. See Note 10 for a description of how fair value is determined, including the level within the fair value hierarchy and the procedures the Company uses to validate fair value measurements.

December 31, 2011
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Plan assets at fair value:
Fixed maturities:
Federal government and agency	$-	$5	$-	$5
Corporate	-	332	7	339
Mortgage and other asset-backed	-	8	2	10
Fund investments and pooled separate accounts (1)	-	546	3	549
Total fixed maturities	-	891	12	903
Equity securities:
Domestic	1,153	1	14	1,168
International, including funds and pooled separate accounts (1)	141	137	-	278
Total equity securities	1,294	138	14	1,446
Real estate and mortgage loans, including pooled separate accounts (1)	-	-	303	303
Securities partnerships	-	-	314	314
Hedge funds	-	-	148	148
Guaranteed deposit account contract	-	-	39	39
Cash equivalents	-	145	-	145
Total plan assets at fair value	$1,294	$1,174	$830	$3,298

(1) A pooled separate account has several participating benefit plans and each owns a share of the total pool of investments.

December 31, 2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Plan assets at fair value:
Fixed maturities:
Federal government and agency	$-	$8	$-	$8
Corporate	-	158	24	182
Mortgage and other asset-backed	-	4	-	4
Fund investments and pooled separate accounts (1)	-	372	2	374
Total fixed maturities	-	542	26	568
Equity securities:
Domestic	1,445	-	20	1,465
International, including funds and pooled separate accounts (1)	208	218	-	426
Total equity securities	1,653	218	20	1,891
Real estate and mortgage loans, including pooled separate accounts (1)	-	-	240	240
Securities partnerships	-	-	347	347
Guaranteed deposit account contract	-	-	24	24
Cash equivalents	-	93	-	93
Total plan assets at fair value	$1,653	$853	$657	$3,163

(1) A pooled separate account has several participating benefit plans and each owns a share of the total pool of investments.

Plan assets in Level 1 include exchange-listed equity securities. Level 2 assets primarily include:

  fixed income and international equity funds priced using their daily net asset value which is the exit price; and
  fixed maturities valued using recent trades of similar securities or pricing models as described below.

Because many fixed maturities do not trade daily, fair values are often derived using recent trades of securities with similar features and characteristics.  When recent trades are not available, pricing models are used to determine these prices.  These models calculate fair values by discounting future cash flows at estimated market interest rates.  Such market rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities, based on the credit quality, industry and structure of the asset.

Plan assets classified in Level 3 include securities partnerships, equity real estate and hedge funds generally valued based on the pension plan's ownership share of the equity of the investee including changes in the fair values of its underlying investments.

The following table summarizes the changes in pension plan assets classified in Level 3 for the years ended December 31, 2011 and December 31, 2010. Actual return on plan assets in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(In millions)	Fixed Maturities & Equity Securities	Real Estate & Mortgage Loans	Securities Partnerships	Hedge Funds	Guaranteed Deposit Account Contract	Total

Balance at January 1, 2011	$46	$240	$347	$-	$24	$657
Actual return on plan assets:
Assets still held at the reporting date	1	44	66	(2)	3	112
Assets sold during the period	18	-	-	-	-	18
Total actual return on plan assets	19	44	66	(2)	3	130
Purchases, sales, settlements, net	(33)	21	(99)	150	12	51
Transfers into/out of Level 3	(6)	(2)	-	-	-	(8)
Balance at December 31, 2011	$26	$303	$314	$148	$39	$830

(In millions)	Fixed Maturities & Equity Securities	Real Estate & Mortgage Loans	Securities Partnerships	Guaranteed Deposit Account Contract	Total

Balance at January 1, 2010	$167	$160	$257	$29	$613
Actual return on plan assets:
Assets still held at the reporting date	(15)	16	53	2	56
Assets sold during the period	14	-	-	-	14
Total actual return on plan assets	(1)	16	53	2	70
Purchases, sales, settlements, net	(119)	64	37	(7)	(25)
Transfers into/out of Level 3	(1)	-	-	-	(1)
Balance at December 31, 2010	$46	$240	$347	$24	$657

The assets related to other postretirement benefit plans are invested in deposit funds with interest credited based on fixed income investments in the general account of CGLIC. As there are significant unobservable inputs used in determining the fair value of these assets, they are classified as Level 3. During 2011, these assets earned a return of $1 million, offset by a net withdrawal from the fund of $2 million, while during 2010, they earned a return of $1 million, offset by a net withdrawal of $2 million.

Assumptions for pension and other postretirement benefit plans. Management determined the present value of the projected benefit obligation and the accumulated other postretirement benefit obligation and related benefit costs based on the following weighted average assumptions as of and for the years ended December 31:

	2011	2010
Discount rate:
Pension benefit obligation	4.00%	5.00%
Other postretirement benefit obligation	3.75%	4.75%
Pension benefit cost	5.00%	5.50%
Other postretirement benefit cost	4.75%	5.25%
Expected long-term return on plan assets:
Pension benefit cost	8.00%	8.00%
Other postretirement benefit cost	5.00%	5.00%
Expected rate of compensation increase:
Other postretirement benefit obligation	3.00%	3.00%
Other postretirement benefit cost	3.00%	3.00%

Discount rates are set by applying actual annualized yields at various durations from the Citigroup Pension Liability curve, without adjustment, to the expected cash flows of the postretirement benefits liabilities. The Company believes that the Citigroup Pension Liability curve is the most representative curve to use because it is derived from a broad array of bonds in various industries throughout the domestic market for high quality bonds. Further, Citigroup monitors the bond portfolio to ensure that only high quality issues are included. Accordingly, the Company does not believe that any adjustment is required to the Citigroup curve.

Expected long-term rates of return on plan assets were developed considering actual long-term historical returns, expected long-term market conditions, plan asset mix and management's investment strategy, which includes a significant allocation to domestic and foreign equity securities as well as real estate, securities partnerships and hedge funds. Expected long-term market conditions take into consideration certain key macroeconomic trends including expected domestic and foreign GDP growth, employment levels and inflation. Based on the Company's current outlook, the expected return assumption is considered reasonable. The actual investment allocation at December 31, 2011 is more heavily weighted towards equity securities than targeted. The Company expects the allocation of equity securities to move closer to target during 2012 as additional attractive alternative investments (securities partnerships and hedge funds) can be identified.

To measure pension costs, the Company uses a market-related asset valuation for domestic pension plan assets invested in non-fixed income investments. The market-related value of these pension assets recognizes the difference between actual and expected long-term returns in the portfolio over 5 years, a method that reduces the short-term impact of market fluctuations on pension cost. At December 31, 2011, the market-related asset value was approximately $3.4 billion compared with a market value of approximately $3.3 billion.

Benefit payments. The following benefit payments, including expected future services, are expected to be paid in:

		Other Postretirement
		Benefits
	Pension		Net of Medicare
(In millions)	Benefits	Gross	Part D Subsidy
2012	$516	$43	$39
2013	$338	$41	$39
2014	$340	$40	$38
2015	$327	$39	$38
2016	$323	$38	$37
2017-2021	$1,577	$169	$162

B.       401(k) Plans

The Company sponsors a 401(k) plan in which the Company matches a portion of employees' pre-tax contributions. Another 401(k) plan with an employer match was frozen in 1999. Participants in the active plan may invest in various funds that invest in the Company's common stock, several diversified stock funds, a bond fund or a fixed-income fund. In conjunction with the action to freeze the domestic defined benefit pension plans, effective January 1, 2010, the Company increased its matching contributions to 401(k) plan participants.

The Company may elect to increase its matching contributions if the Company's annual performance meets certain targets. A substantial amount of the Company's matching contributions are invested in the Company's common stock. The Company's expense for these plans was $72 million for 2011, $69 million for 2010 and $36 million for 2009.